                                 EXHIBIT 23.1
                        CONSENT OF INDEPENDENT AUDITORS


The Board of Directors
Integrated Systems Consulting Group, Inc.


We consent to the use of our reports incorporated herein by reference.



/S/      KPMG PEAT MARWICK LLP

Philadelphia, Pennsylvania

July 24, 1998